SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549



                                 FORM 8-K

                              Current Report


                     Pursuant to Section 13 or 15(d) of
                    The Securities Exchange Act of 1934




     Date of Report (date of earliest event reported):  March 22, 2004



                            II-VI INCORPORATED
           (Exact name of registrant as specified in its charter)




      Pennsylvania                0-16195           25-1214948
(State or other jurisdiction     (Commission       (IRS Employer
    of incorporation)            File Number)   Identification Number)




  375 Saxonburg Boulevard, Saxonburg, Pennsylvania   16056
     (Address of principal executive offices)      (ZIP Code)



     Registrant's telephone number, including area code:  724-352-4455

       Former name or former address, if changed, since last report:
                           Not Applicable











Item 5.  Other Events And Required FD Disclosure
         ---------------------------------------

     On March 22, 2004, II-VI Incorporated (the "Company") issued a press release entitled, "II-VI Incorporated Increases Third Quarter and Fiscal Year Revenues and Earnings Guidance."

     The full text of the Company's press release is filed as
Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.






                                SIGNATURES
                                ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        II-VI INCORPORATED
                                           (Registrant)



Date:  March 23, 2004               By:   /s/ Carl J. Johnson
                                              Carl J. Johnson
                                 Chairman and Chief Executive Officer



Date:  March 23, 2004               By:  /s/ Craig A. Creaturo
                                            Craig A. Creaturo
                                Chief Accounting Officer and Treasurer






                              EXHIBIT INDEX
                              -------------


Exhibit No.               Description


  99.1                    Press Release